Exhibit 10.16(b)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

UC Control Number [***]

This First Amendment (the “First Amendment”) is made effective May 21, 2021 (the “First Amendment’s Effective Date”), by and between The Regents of the University of California, a California public corporation, having its statewide administrative offices at [***] (“The Regents”), acting through The Technology Development Group of the University of California, Los Angeles (“UCLA”), located at [***], and Sana Biotechnology, Inc. (“Licensee”), a Delaware Corporation having its principal place of business at 188 E. Blaine St., Suite 400, Seattle WA 98102, and amends the license agreement with Licensee, dated March 01, 2019 with UC Agreement Control Number [***] (the “Agreement”).

RECITALS

WHEREAS, Licensee wishes to amend the development milestone and timeline set forth in Section 6.2A of the Agreement and The Regents is willing to grant an extension of the development milestone and timeline set forth in Section 6.2A of the Agreement due to effects of the COVID-19 pandemic; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this Second Amendment mutually agree to amend the Agreement as follows:

1.
Delete and replace the first Development Milestone, i.e., Section 6.2.A, with the following:

“A. [***]”

All other terms and conditions of the Agreement remain the same. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

IN WITNESS WHEREOF, both The Regents and Licensee have executed this amendment by their respective and duly authorized officers on the dates indicated below.

SANA BIOTECHNOLOGY, INC. THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/ Christian Hordo_________________ By: /s/ Mark A. Wisniewski_________________

Name: ____Christian Hordo_____________ Name:_______Mark A. Wisniewski__________

Title: ____Chief Business Officer_________ Title:____Sr. Director, Bio Pharmaceuticals____

Date: _06/11/2021____________________ Date:_06/11/2021________________________

THE REGENTS OF THE UNIVERITY OF CALIFORNIA

By: /s/ Amir Naiberg_________________

Name:_______Amir Naiberg_______________

Title:___AVC Technology Development Group_

Date: _06/11/21_________________________